Trust for Advised Portfolios
Supplement dated December 14, 2023
to the Prospectus and Statement of Additional Information
dated April 30, 2023 for the
1919 Variable Socially Responsive Balanced Fund

1919 Investment Counsel, LLC (the “Adviser”), investment adviser to 1919 Variable Socially Responsive Balanced Fund (the “Fund”), has recommended, and the Board of Trustees of Trust for Advised Portfolios has approved, the liquidation and termination of the Fund. The Fund is expected to cease operations and liquidate on or about March 1, 2024 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.
At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund. The Adviser will bear all expenses incurred in carrying out the liquidation process, except for transaction costs incurred in connection with liquidating the Fund’s investments. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.
The liquidation is not expected to be a taxable event for the Fund or for holders of a variable annuity contract or variable life insurance policy issued by an insurance company that offers the Fund as an underlying investment option. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the liquidation that are relevant to your specific situation.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.